SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2003

SONIC AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13395	56-201079
(Commission File Number)	(I.R.S. Employer Identification No.)

5401 E. Independence Boulevard, Charlotte, North Carolina	28212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Item 9. Regulation FD Disclosure

On August 4, 2003, we issued a press release announcing a proposed private placement of Senior Subordinated Notes due 2013.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss Vice President and General Counsel

Dated: August 4, 2003

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